UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant To Section 13 or 15(D)
                     of the Securities Exchange Act of 1934


                 Date of earliest event reported: March 13, 2006


                        GLOBAL ENTERTAINMENT CORPORATION
               (Exact name of registrant as specified in charter)


          Nevada                        0-50643                  86-0933274
(State or Other Jurisdiction          (Commission               (IRS Employer
    of Incorporation)                 File Number)           Identification No.)


                           4909 E. McDowell, Suite 104
                           Phoenix, Arizona 85008-4293
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (480) 994-0772

ITEM 8.01. OTHER EVENTS

     On March 13, 2006 Global Entertainment Corporation ("GEC") issued a news release announcing the new name for its facility management group as Encore Facility Management, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     Exhibit No.                          Description
     -----------                          -----------
        99.1 Press release of Global Entertainment Corporation dated March 13, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         GLOBAL ENTERTAINMENT CORPORATION


Date: March 13, 2006                     /s/ Richard Kozuback
                                         -------------------------------------
                                         Richard Kozuback
                                         President and Chief Executive Officer

                                  EXHIBIT INDEX


     Exhibit No.                          Description
     -----------                          -----------
        99.1 Press release of Global Entertainment Corporation dated March 13, 2006